UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

COLE OFFICE & INDUSTRIAL REIT (CCIT II), INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

2020 Initial Proxy Call Scripts

CCIT II

“Hi, this is Nathan DeBacker,

I am the Chief Financial Officer of COLE OFFICE & INDUSTRIAL REIT (CCIT II). I’m calling you about our special meeting that is being held on February 23, 2021.

You should have received proxy information related to the meeting over the past few weeks. These packages included instructions on how you can easily vote your shares by mail, over the phone or online. We ask that you vote as soon as possible. When you vote promptly, it saves time, money, and energy by helping us avoid sending you the materials again or calling to request your vote.

You vote is very important. We need your participation.

We ask that you please call 855-325-6676 to speak with a proxy agent specialist who can help you with your vote.

Thank you for your time and most importantly, thank you for your vote.”

2398 East Camelback Road, 4th Floor, Phoenix, Arizona 85016 | 866.341.2653 | www.cimgroup.com
Securities Distributed By Affiliate Broker/Dealer: CCO Capital, LLC, Member FINRA/SIPC | ©2020 CCO Group

Cautionary Statement Regarding Forward-Looking Information
This communication includes certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (“Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. Statements can generally be identified as forward-looking because they include words such as “believes,” “anticipates,” “expects,” “would,” “could,” or words of similar meaning. Statements that describe future plans and objectives are also forward-looking statements. These statements are based on the current expectations of management for CCIT II and GCEAR and on currently available industry, financial and economic data. Actual results may vary materially from those expressed or implied by the forward-looking statements, which are subject to a number of risks and uncertainties, many of which are out of the control of such companies, including, but not limited to, those associated with the risk that the merger will not be consummated within the expected time period or at all; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; the failure to satisfy the conditions to the consummation of the proposed merger, including the approval of the stockholders of CCIT II; statements about the benefits of the proposed merger involving GCEAR and CCIT II and statements or projections that address operating performance, events or developments that GCEAR expects or anticipates will occur in the future, including, but not limited to, statements or projections regarding anticipated synergies and general and administrative costs savings, future financial and operating results, plans, objectives, expectations and intentions, expected sources of financing, anticipated asset dispositions, anticipated leadership and governance, creation of value for stockholders, benefits of the proposed merger to customers, employees, stockholders and other constituents of the combined company, the integration of GCEAR and CCIT II, cost savings and the expected timetable for completing the proposed merger, and other non-historical statements; risks related to the disruption of management’s attention from ongoing business operations due to the proposed merger; the availability of suitable investment or disposition opportunities; the impact of the COVID-19 pandemic on the operations and financial condition of CCIT II, GCEAR and the combined company and the real estate industries in which they operate, including with respect to occupancy rates, rent deferrals and the financial condition of their respective tenants; general financial and economic conditions, including prevailing interest rates and the availability of financing and capital, which may be affected by government responses to the COVID-19 pandemic; market conditions; legislative and regulatory changes that could adversely affect the business of GCEAR or CCIT II; and other factors, including those set forth in the section entitled “Risk Factors” in CCIT II’s and GCEAR’s most recent Annual Reports on Form 10-K, as amended, and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (“SEC”), and in the applicable proxy statement/prospectus filed with the SEC by GCEAR in respect of the proposed merger between CCIT II and GCEAR, as well as other reports filed by CCIT II and GCEAR with the SEC, copies of which are available on the SEC’s website, www.sec.gov. Forward-looking statements are not guarantees of performance or results and speak only as of the date such statements are made. Except as required by law, neither CCIT II nor GCEAR undertakes any obligation to update or revise any forward-looking statement in this communication, whether to reflect new information, future events, changes in assumptions or circumstances or otherwise.

Additional Information and Where to Find It
In connection with the proposed merger, GCEAR has filed a registration statement on Form S-4 with the SEC that includes a proxy statement of CCIT II and constitutes a prospectus of GCEAR. This communication is not a substitute for the registration statement, the proxy statement/prospectus or any other documents that have been or will be made available to the stockholders of CCIT II. In connection with the proposed merger, CCIT II has filed, and intends to continue to file, relevant materials with the SEC, including a proxy statement on Schedule 14A relating to a special meeting of its stockholders. STOCKHOLDERS OF CCIT II ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Stockholders of CCIT II are able to obtain such documents free of charge at the SEC’s website, www.sec.gov, or through CIM Group LLC’s website at https://www.cimgroup.com/investment-strategies/individual/for-shareholders, as they become available.

Participants in Solicitation
Each of CCIT II and GCEAR, and their respective directors and executive officers, as well as certain affiliates of CIM Group, LLC serving as the external advisor of CCIT II and certain affiliates of GCEAR, may be deemed to be participants in the solicitation of proxies from CCIT II’s stockholders in respect of the proposed merger between CCIT II and GCEAR. Information regarding the directors and executive officers of CCIT II and GCEAR and the external advisor of CCIT II is contained in the proxy statement/prospectus forming a part of the registration statement on Form S-4 filed with the SEC by GCEAR, relating to the proposed merger. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement/prospectus forming a part of the registration statement on Form S-4 filed with the SEC by GCEAR.

No Offer or Solicitation
This communication does not constitute an offer to sell or the solicitation of an offer to buy or sell any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. This communication may be deemed to be solicitation material in respect of the proposed merger.

2398 East Camelback Road, 4th Floor, Phoenix, Arizona 85016 | 866.341.2653 | www.cimgroup.com
Securities Distributed By Affiliate Broker/Dealer: CCO Capital, LLC, Member FINRA/SIPC | ©2020 CCO Group